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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 12, 1999 on the consolidated financial statements of PetroQuest Energy, Inc. as of December 31, 1998, and for the year then ended, and to all references to our Firm included or incorporated by reference in this registration statement on Form S-3 of PetroQuest Energy, Inc.

                                          /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana
January 14, 2000